PRUDENTIAL MYROCK ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 20, 2025

to Prospectus dated May 1, 2025

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Update

This Supplement is to inform you that there was a change to a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

MFS® Research Series – Portfolio Fee Change:

Effective August 1, 2025 (the “Effective Date”), the Current Expenses and Total Expenses listed in the table in “Appendix A - Portfolios Available Under the Annuity” were restated as shown below. The Fund Type, Advisor/Subadvisors and Average Annual Total Returns appearing in Appendix A for the Portfolio are not changed.

Portfolio Company	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)
MFS® Research Series – Initial Class♦	0.74%	0.00%	0.74%

♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuty-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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